UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)          January 17, 2007
                                                     ---------------------------

                       Allegheny Technologies Incorporated
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             (Exact name of registrant as specified in its charter)


               Delaware               1-12001                25-1792394
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    (State or other jurisdiction    (Commission            (IRS Employer
        of incorporation)           File Number)         Identification No.)

    1000 Six PPG Place, Pittsburgh, Pennsylvania                      15222-5479
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       (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code            (412) 394-2800
                                                     ---------------------------

                                       N/A
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         (Former name or former address, if changed since last report).


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

         On January 17, 2007, Allegheny Technologies Incorporated announced a capital expansion project relating to its titanium and specialty plate facility located in Washington, Pennsylvania. A copy of the press release is attached as
Exhibit 99.1 to this Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

(d)      Exhibits.

         Exhibit 99.1 Press release dated January 17, 2007.

                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ALLEGHENY TECHNOLOGIES INCORPORATED


                                 By:    /s/ Jon D. Walton
                                        ---------------------------------------
                                        Jon D. Walton
                                        Executive Vice President,
                                        Human Resources,
                                        Chief Legal and Compliance Officer

Dated:  January 17, 2007

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.        Description
-----------        -------------------------------------------------------------

Exhibit 99.1       Press release dated January 17, 2007.